DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2022
Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
The partnership’s activities expose it to a variety of financial risks, including market risk (currency risk, interest rate risk, commodity risk and other price risks), credit risk and liquidity risk. The partnership selectively uses derivative financial instruments principally to manage these risks.
The aggregate fair values of the partnership’s derivative financial instruments positions as at June 30, 2022 and December 31, 2021 were as follows:

	June 30, 2022		December 31, 2021
(US$ MILLIONS)	Financial Asset	Financial Liability	Financial Asset	Financial Liability
Foreign exchange contracts	$298	$191	$184	$129
Cross currency swaps	5	2	5	1
Interest rate derivatives	260	129	62	179
Equity derivatives	2	17	11	19
Commodities contracts	46	226	40	53
Total	$611	$565	$302	$381
Total current	$240	$356	$179	$160
Total non-current	$371	$209	$123	$221